Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 5,099.74
Total Transaction Valuation	36,927,858.00
Total Offset Amount	0.00
Net Fee	$ 5,099.74